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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2000


                          JLK DIRECT DISTRIBUTION INC.
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-13059

            PENNSYLVANIA                                 23-2896928
    (State or other jurisdiction                      (I.R.S. Employer
          of incorporation)                          Identification No.)


                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)

       Registrant's telephone number, including area code: (724) 539-5000


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ITEM 5.  OTHER EVENTS

On July 26, 2000, JLK Direct Distribution Inc. (JLK), an 83 percent-owned subsidiary of Kennametal Inc. (Kennametal), all the directors of JLK, and Kennametal were named as defendants in two additional class action lawsuits. The lawsuits seek injunctions, rescission, damages, costs and attorney fees in connection with the proposal of Kennametal to acquire the outstanding common stock of JLK not owned by Kennametal and were filed in the civil division of the Court of Common Pleas of Allegheny County, Pennsylvania (Forrest J. Wagner, plaintiff: No. GD-00-012800 Complaint in Civil Action - Class Action; Jeffrey L. Vanderscoff, plaintiff: No. GD-00-012804 Complaint in Civil Action - Class Action).


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            JLK DIRECT DISTRIBUTION INC.



     Date:    August 8, 2000                By:     /s/ DIANA L. SCOTT
                                                  ----------------------
                                                    Diana L. Scott
                                                    Vice President,
                                                    Chief Financial Officer
                                                    and Treasurer